SUMMARY PROSPECTUS
PTTFX PTKIX PTATX	Investor Class I Class Advisor Class
October 1, 2018
T. Rowe Price Total Return Fund
A fund seeking to maximize total return through income and, secondarily, capital appreciation.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated October 1, 2018, as amended or supplemented, and Statement of Additional Information, dated October 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to maximize total return through income and, secondarily, capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.37%	0.37%	0.37%

Distribution and service (12b-1) fees	—	—	0.25

Other expenses	1.11	1.03 [c]	1.43

Acquired fund fees and expenses	0.02	0.02	0.02

Total annual fund operating expenses	1.50	1.42	2.07

Fee waiver/expense reimbursementf	(0.96)[b]	(0.99)[c]	(1.24)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.54 [b,e]	0.43 [c,e]	0.83 [d,e]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has agreed (through September 30, 2020) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.57%. The agreement may be terminated at any time beyond September 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.57%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation. The class operated below its expense limitation due to the waiver of fund-level expenses resulting from other class’ expense limitations.

c T. Rowe Price Associates, Inc., has agreed (through September 30, 2020) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed both: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; and (2) the current expense limitation on I Class Operating Expenses.

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d T. Rowe Price Associates, Inc., has agreed (through September 30, 2020) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.82%. The agreement may be terminated at any time beyond September 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.82%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’ current expense limitation.

e The figures shown in the fee table do not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses and excludes expenses permanently waived as a result of investments in other T. Rowe Price Funds.

f As a result of class-specific expense limitations, T. Rowe Price Associates, Inc. waived fund-level expenses ratably across all classes.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation arrangement currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$55	$278	$627	$1,611
I Class	44	247	578	1,515
Advisor Class	85	400	874	2,186

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 356.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund invests in a diversified portfolio of bonds and other debt instruments. The fund has considerable flexibility in seeking strong returns and its portfolio is constructed with a goal of being able to respond to a wide variety of market conditions. The fund’s investments typically include, but are not limited to, debt instruments issued by the U.S. government and its agencies (such as U.S. Treasury securities), corporate bonds, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and various types of mortgage-backed and asset-backed securities.

Summary	3

The fund may invest up to 35% of its net assets in corporate bonds and other debt instruments that are rated noninvestment grade (below BBB, or an equivalent rating), commonly known as junk bonds or high yield bonds, by each of the rating agencies that have assigned a rating to the security or, if unrated, deemed by T. Rowe Price to be noninvestment grade. The fund may purchase securities of any credit rating, including distressed and defaulted securities. If a holding is split rated (i.e., rated investment grade by at least one rating agency and noninvestment grade by another rating agency), the higher rating will be used for purposes of this requirement.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. Up to 20% of the fund’s net assets can be invested in non-U.S. dollar-denominated holdings, and there is no limit on the fund’s investments in U.S. dollar-denominated securities of foreign issuers, including issuers of emerging markets. The fund may also gain exposure to currencies through derivative instruments without holding any bonds or other securities denominated in those particular currencies.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

The fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the fund may extend the settlement by entering into “dollar roll” transactions in which the fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

While most assets will typically be invested directly in bonds and other debt instruments, the fund also uses interest rate futures; interest rate swaps, credit default swaps, and currency swaps; forward currency exchange contracts; and options on any of those instruments to manage duration and tactically gain or limit exposure to certain areas of the markets. Interest rate futures are typically used to manage the fund’s exposure to interest rate changes or to adjust portfolio duration. Interest rate swaps are also used to adjust portfolio duration, credit default swaps are used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality, and currency swaps are used to respond to changes in currency exchange rates. Forward currency exchange contracts are used to gain exposure to certain currencies expected to increase or decrease in value relative to other currencies or to protect the fund’s foreign holdings from adverse currency movements relative to the U.S. dollar.

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When deciding whether to adjust allocations among the various types of securities in which the fund may invest, the adviser weighs such factors as the outlook for inflation and the economy, expected interest rate movements, credit conditions, and the yield advantage that lower-rated bonds may offer over investment-grade bonds. When there is a large yield difference between the various quality levels and the outlook warrants, the fund may move down the credit scale and purchase lower-rated bonds with higher yields, such as junk bonds and emerging market bonds. When the difference is small or the outlook warrants, the fund may concentrate investments in higher-rated issues, such as Treasury securities.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or overall credit quality, or to shift assets into and out of higher-yielding or lower-yielding securities or certain sectors.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. In recent years, the U.S. and many global markets have experienced historically low interest rates. However, interest rates have begun to rise and may continue doing so, increasing the exposure of bond investors such as the fund to the risks associated with rising interest rates.

Summary	5

Portfolio turnover risks The fund may actively and frequently trade its portfolio securities or other instruments to carry out its investment strategies. High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in noninvestment-grade bonds (“junk” bonds). Junk bonds should be considered speculative as they carry greater risk of default and erratic price swings due to adverse changes in the credit quality of the issuer.

Junk investing risks Because a significant portion of the fund’s investments may be rated below investment grade (commonly referred to as “junk” bonds), the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.

Any investments in distressed or defaulted securities subject the fund to even greater credit risk than investments in other below investment-grade bonds. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may be considered illiquid. Defaulted securities might be repaid only after lengthy bankruptcy proceedings, during which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. In addition, recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative and be valued by the fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the fund to liability as a lender.

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Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Bank loan risks To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Foreign investing risks Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

Emerging markets risks The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on foreign investments, restrictions on gaining access to the fund’s investments, and less liquid and less efficient trading markets.

Currency risks Because the fund may invest in securities issued in foreign currencies, the fund could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Any attempts at currency hedging may not be successful and could cause the fund to lose money.

Summary	7

TBA/Dollar roll risks Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the fund may be less favorable than what was anticipated when entering into the transaction. TBA transactions are collateralized but they still involve the risk that a counterparty will fail to deliver the security, exposing the fund to potential losses. Whether or not the fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the fund’s portfolio turnover rate and transaction costs are increased when the fund enters into dollar roll transactions.

Derivatives risks The fund uses futures, swaps, forward currency exchange contracts, and options, and is therefore exposed to additional volatility in comparison to investing directly in bonds and other debt instruments. These instruments can be illiquid and difficult to value, may involve leverage so that small changes produce disproportionate losses for the fund and, if not traded on an exchange, are subject to the risk that a counterparty to the transaction will fail to meet its obligations under the derivatives contract. The fund’s principal use of derivatives involves the risk that anticipated interest rate movements, changes in currency values and currency exchange rates, or the creditworthiness of an issuer will not be accurately predicted, which could significantly harm the fund’s performance. Changes in regulations could significantly impact the fund’s ability to invest in certain types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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The fund’s return for the six months ended 6/30/18 was -0.91%.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Summary	9

Average Annual Total Returns
	Periods ended
	December 31, 2017

		Since		Inception
	1 Year	inception		date
Investor Class				11/15/2016
Returns before taxes	5.01%	4.07%
Returns after taxes on distributions	3.56	2.68
Returns after taxes on distributions
and sale of fund shares	2.86	2.49
I Class				11/15/2016
Returns before taxes	5.07	4.13
Advisor Class				11/15/2016
Returns before taxes	4.64	3.72

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	3.54	2.82	a
Lipper Core Plus Bond Funds Average
	4.39	4.50	b

a Return since 11/15/16.

b Return since 11/31/16.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Christopher P. Brown, Jr.*	Cochairman of Investment Advisory Committee	2016	2005
Andrew C. McCormick	Cochairman of Investment Advisory Committee	2016	2008

* Effective January 1, 2019, Christopher P. Brown, Jr. will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

Purchase and Sale of Fund Shares

The fund (other than the I Class) generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

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The I Class requires a $1,000,000 minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for customers of intermediaries, certain retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. However, the fund and its investment adviser do not pay broker-dealers and other financial intermediaries for sales or related services of the I Class shares.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F228-045 10/1/18